Exhibit 99.4      Asset Sale Waiver and consent

ASSET SALE WAIVER AND CONSENT

THIS ASSET SALE WAIVER AND CONSENT (this “Agreement”) is made as of February 20, 2009, among South Texas Oil Company, a Nevada corporation (the “Company”) and the Subsidiaries, The Longview Fund, L.P., a California limited partnership (“Longview”), and Longview Marquis Master Fund, L.P., a British Virgin Islands limited partnership “Marquis” and, together with Longview, the “Buyers”), and Viking Asset Management, LLC, as agent for Longview and Marquis (the “Collateral Agent” or “Bridge Collateral Agent” as appropriate).  Capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed to them in the Purchase Agreement or, if not defined therein, the Bridge Purchase Agreement, as both are defined herein.

WITNESSETH:

WHEREAS, the Company and the Buyers entered into that certain Securities Purchase Agreement, dated as of April 1, 2008 (as amended by each of the June 2008 Amendment Agreement, dated as of June 18, 2008, the June 2008 Amendment to Senior Notes and Purchase Agreement, dated as of June 30, 2008, and the September 2008 Waiver and Amendment, dated as of September 19, 2008, and as may otherwise be amended, supplemented, restated or modified and in effect from time to time, the “Purchase Agreement”), pursuant to which (i) the Company issued to Longview, among other things, senior secured notes as any of the same may be amended, supplemented, restated or otherwise modified and in effect from time to time, the “Longview Notes”), and (b) Marquis, among other things, senior secured notes (as any of the same may be amended, supplemented, restated or otherwise modified and in effect from time to time, the “Marquis Notes” and, together with the Longview Notes, the “Notes”);

WHEREAS, contemporaneously with the execution and delivery of the Purchase Agreement, the Buyers, the Company and the Subsidiaries entered into an Amended and Restated Security Agreement, (the “Amended and Restated Security Agreement”), pursuant to which the Company Security Agreement and the Subsidiary Security Agreement were consolidated into one agreement as amended and restated in full; the Buyers designated Viking Asset Management, LLC, as agent for the Buyers (the “Collateral Agent”); and the Company and the Subsidiaries provided the Collateral Agent with a security interest in substantially all of their assets;

WHEREAS, on September 19, 2008, the Company entered into a Securities Purchase Agreement (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Bridge Purchase Agreement”), by and among the Company and Marquis (the “Bridge Buyer”), pursuant to which, among other things, subject to the terms and conditions set forth therein, the Company sold, and the Bridge Buyer purchased senior secured notes;

WHEREAS, on September 19, 2008, the Company and the Subsidiaries entered into a Security Agreement (as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time, the “Bridge Security Agreement”), pursuant to which the Bridge Buyer designated Viking Asset Management, LLC, as agent for the Bridge Buyer (the “Bridge Collateral Agent”), and the Company and the Subsidiaries provided the Bridge Collateral Agent with a security interest in substantially all of their assets;

WHEREAS, the Company desires and deems it in its best interests to sell certain of its assets consisting of a U-34 Drilling Rig and ancillary equipment appurtenant thereto, as more particularly described in that certain Asset Purchase and Sale Agreement, of even date herewith (in the form attached hereto, the “Asset Purchase Agreement”), between the Company and Longview (the “Personal Properties”), said Personal Properties not being core assets of the Company or necessary for or beneficial to the business operations of the Company or the Subsidiaries;

WHEREAS, the Company desires and deems it in its best interests to sell certain of its assets consisting of oil and gas leasehold interests located in Logan County, Colorado. as more particularly described in the Asset Purchase Agreement (the “Real Properties”), said Real Properties not being core assets of the Company or necessary for or beneficial to the business operations of the Company or the Subsidiaries;

WHEREAS, the Company, the Subsidiaries and Longview desire to receive a waiver of the provisions of the Amended and Restated Security Agreement and the Bridge Security Agreement together, the “Security Agreements” and, collectively with the Purchase Agreement, the other Transaction Documents (as defined in the Purchase Agreement), the Bridge Purchase Agreement and the other Transaction Documents (as defined in the Bridge Purchase Agreement), the “Transaction Documents”), insofar as the Security Agreements pertain to and include the Personal Properties and Real Properties as assets under the Security Agreements, and consents to the sale of the Personal Properties and Real Properties by the Company or the Subsidiaries to Longview.

WHEREAS, contemporaneously with the consummation of the transactions contemplated by the Asset Purchase Agreement, the Company intends to issue to Longview shares of the Series A Convertible Preferred Stock of the Company having the designations, voting powers, preferences, limitations and relative rights set forth in a Certificate of Designation with respect thereto in the form attached hereto (the “Series A Preferred”), in exchange for all of the Longview Notes (such exchange, the “Exchange”), pursuant to the Securities Exchange Agreement, of even date herewith (in the form attached hereto, the “Securities Exchange Agreement”), among the Company, the Subsidiaries and Longview, upon which Exchange the Total Obligations (as defined in the Securities Exchange Agreement) shall be cancelled.

NOW, THEREFORE, in consideration of the agreements, provisions and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned agrees as follows:

1.             Limited Waivers.

Subject to the conditions and limitations set forth in Section 2 hereof, each of the undersigned Marquis and Viking severally and not jointly, effective upon the consummation of the sale of the Personal Properties and Real Properties to Longview on the Closing date (as defined in the Asset Purchase Agreement) in accordance with, and subject to the terms and conditions of, the Asset Purchase Agreement, hereby (a) waives any and all rights, interests, rights of enforcement or collection and any other rights that each may have pursuant to the Security Agreements or other Transaction Documents (excluding the Replacement Override Conveyances and the Conveyances of Limited Overriding Royalty Interests granted by the Company and the Subsidiaries for the benefit of Marquis with respect to those interests held by the Company in the Real Properties described on Schedule 1 attached to this Agreement, the overriding royalty interests and other rights of Marquis under which shall not be impaired or otherwise affected hereby) in and to the Personal Properties and Real Properties; (b) agrees to take such actions as may be reasonably necessary to cause the release of the Liens of Viking on the Personal Properties and the Real Properties following such consummation; and (c) agrees that notwithstanding the Transaction Documents (i) Longview and the Company may enter into and implement the Securities Exchange Agreement and (ii) Longview may exercise its conversion rights appurtenant to the Series A Preferred, without any restriction under the Transaction Documents.

2.           Conditions to, and Limitation of, Waivers and Consent.

The waivers set forth in Section 1 hereto and the consents set forth in Section 3 hereof are subject to, and conditioned upon, (a)  the consummation of the transactions contemplated by the Securities Exchange Agreement, including without limitation the Exchange and the cancellation of the Total Obligations as provided therein, and shall be of no force or effect unless and until such consummation has occurred and (b) the consummation of the transactions contemplated by both the Asset Purchase Agreement and the Securities Exchange Agreement on or prior to March 31, 2009 (the “Deadline”), or, if the Closing Date (as defined in Section 11.3 of the Securities Exchange Agreement) does not occur on or before March 31, 2009, the Deadline shall be automatically extended to the Closing Date as extended by Longview or the Company in accordance with (and subject to the conditions set forth in) Section 11.3 of the Securities Exchange Agreement, so long as the Closing Date is not extended to later than August 31, 2009 , or to such other date as the Company, Longview and Marquis may agree in writing, and shall be of no force or effect if such consummation does not occur by the Deadline.  The waivers set forth in Section 1 hereof and the consents set forth in Section 3 hereof, (i) are not, nor shall they be deemed to be, waivers or consents under any other circumstance or waivers of any other condition, requirement, provision or breach of, or rights under, the Security Agreements or any of the other Transaction Documents or any other agreement or instrument, and (ii) do not, nor shall they be deemed to, establish a custom or course of dealing.  Subject to the foregoing, each of Longview and the Company hereby covenants and agrees to use reasonable best efforts to cause the transactions contemplated by the Securities Exchange Agreement and the Asset Purchase Agreement to be consummated as soon hereafter as reasonably possible.

3.             Consents.

Subject to the conditions and limitations set forth in Section 2 hereof, each of Marquis, Longview and Viking hereby consents to the sale of the Personal Properties and Real Properties by the Company or the Subsidiaries to Longview on the Closing Date, without condition, qualification or remuneration to Marquis arising from or on account of such sale (except as otherwise provided herein), pursuant to and, in accordance with the terms and conditions of, the Asset Purchase Agreement.

4.           Amendment of the Security Agreements.

The definition of  “Obligations” in Section 1 of the Amended and Restated Security Agreement is hereby amended to delete the consecutive words “the Replacement Override Conveyances” contained therein, and the definition of “Obligations” in Section 1 of the Bridge Security Agreement is hereby amended to delete the consecutive words “the Conveyances of Limited Overriding Royalty Interests,” contained therein.  The parties hereto hereby agree, for the avoidance of doubt, that the term “Obligations” as used in any of the Transaction Documents shall not include any liabilities or obligations of the Company or any of the Subsidiaries under the Replacement Override Conveyances or the Conveyances of Limited Overriding Royalty Interests, and each of the parties hereto agrees not to take any contrary positions.  Longview acknowledges and agrees that upon the closings contemplated by the Asset Purchase Agreement and the Securities Exchange Agreement, Longview will not have any rights or interest under or in any of the Security Documents (as defined in the Purchase Agreement).

5.             Representations and Warranties of the Company.  The Company represents and warrants to each of the Buyers that:

a.           Authorization; Enforcement; Validity.  Each of the Company and the Subsidiaries is a duly organized and validly existing corporation or limited liability company and has the requisite corporate or limited liability company power and authority to enter into and perform its obligations under this Agreement.  The execution and delivery of this Agreement by the Company and the Subsidiaries, and the consummation of the transactions contemplated hereby, have been duly authorized by the respective boards of directors of the Company and the Subsidiaries, and no further consent or authorization is required by the Company, the Subsidiaries or their respective boards of directors or shareholders.  This Agreement has been duly executed and delivered by the Company and each of the Subsidiaries, and this Agreement constitutes a valid and binding obligation of each of the Company and the Subsidiaries , enforceable against each of the Company and the Subsidiaries in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

b.           No Conflicts.  The execution and delivery of this Agreement by each of the Company and the Subsidiaries, the performance by each of the Company and the Subsidiaries of their respective obligations hereunder, and the consummation by each of the Company and the Subsidiaries of the transactions contemplated hereby, will not, after giving effect hereto, (i) result in a violation of the articles of incorporation or the bylaws of the Company or the organizational documents of any Subsidiary; (ii) conflict with, or constitute a breach or default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a breach or default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or other remedy with respect to, any agreement, indenture or instrument to which the Company or any of the Subsidiaries is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of the Subsidiaries or by which any property or asset of the Company or any of the Subsidiaries is bound or affected.  Neither the Company nor any of the Subsidiaries is required to obtain any consent, authorization or order of or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under, or contemplated by, this Agreement.

6.            Representation and Warranties of each of the Buyers.  Each of Marquis and Viking, severally, and not jointly, represents and warrants to the Company that (a) it is a validly existing limited liability entity and has the requisite power and authority to enter into and perform its obligations under this Agreement, and (b) this Agreement has been duly and validly authorized, executed and delivered on its behalf and is a valid and binding agreement of such party, enforceable against such party in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies..

7.            Reservation of Rights.  Except as expressly set forth in Sections 1 and 3 hereof, and subject to the terms and conditions of Section 2 hereof, none of Longview, Marquis and Viking has hereby waived (a) any breach, default or Event of Default that may be continuing under any of the Transaction Documents or (b) any of such rights or remedies arising from any such breach to the benefit of Longview, Marquis or Viking, default or Event of Default or otherwise available under the Transaction Documents or at law or in equity.  Each of Longview, Marquis and Viking expressly reserves all such rights and remedies.

8.            Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.  The successors and assigns of such entities shall include their respective receivers, trustees or debtors-in-possession.

9.            Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

10.            Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party.  In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.  No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

11.           Section Headings.  The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

12.           No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

13.           Merger.  This Agreement, the Security Agreements (subject to the waivers and consents relating thereto set forth herein) and the other Transaction Documents represent the final agreement of each of the parties hereto with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or prior or subsequent oral agreements, among any of the parties hereto.  Except as expressly set forth in this Agreement, in the Security Agreements (subject to the waivers and consents relating thereto set forth herein) and in the other Transaction Documents, none of the Company nor any of the Buyers makes any representation, warranty, covenant or undertaking with respect to such matters.

14.           Reaffirmation.  Each of the Company and the Subsidiaries as issuer, debtor, grantor, pledgor, mortgagor, guarantor or assignor, or in other any other similar capacity in which such entity grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, after giving effect hereto, hereby (i) acknowledges and agrees that it has reviewed this Agreement, (ii) ratifies and reaffirms all of its obligations, contingent or otherwise, under each of the Transaction Documents, including the Security Agreements (subject to the waivers and consents relating thereto set forth herein), to which it is a party, and (iii) to the extent such entity granted liens on or security interests in any of its property pursuant to any such Transaction Document as security for or otherwise guaranteed the liabilities or obligations under or with respect to the Transaction Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the liabilities and obligations.  Each of the Company and the Subsidiaries hereby acknowledges that, after giving effect hereto, each of the Transaction Documents, including the Security Agreements (subject to the waivers and consents relating thereto set forth herein ), remains in full force and effect and is hereby ratified and reaffirmed.

[Remainder of page intentionally left blank; Signature page follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each of the undersigned as of the date first above written.

COMPANY:

SOUTH TEXAS OIL COMPANY,

By:	/s/ Michael J. Pawelek
Name:	Michael J. Pawelek
Title:	Chief Executive Officer

SUBSIDIARIES:

SOUTHERN TEXAS OIL COMPANY., a Texas corporation

By:	/s/ Michael J. Pawelek
Name:	Michael J. Pawelek
Title:	President

STO OPERATING COMPANY, a Texas corporation

By:	/s/ Wayne Psencik
Name:	Wayne Psencik
Title:	President

STO PROPERTIES LLC,
a Texas limited liability company

By:	/s/ Wayne Psencik
Name:	Wayne Psencik
Title:	President

STO DRILLING COMPANY,
a Texas corporation

By:	/s/ Michael J. Pawelek
Name:	Michael J. Pawelek
Title:	President

[Signature page to February 2009 Asset Sale Waiver and Consent]

LONGVIEW MARQUIS MASTER FUND, L.P., a British Virgin Island partnership

By:	Summerline Asset Management, LLC
Its: Investment Advisor

By:	/s/ Robert J. Brantman
Name:	Robert J. Brantman
Title:	Co-Managing Member

VIKING ASSET MANAGEMENT, LLC, as Collateral Agent and Bridge Collateral Agent

By:	/s/ S. Michael Rudolph
Name:	S. Michael Rudolph
Title:	CFO & Managing Member

THE LONGVIEW FUND, L.P.,
a California limited partnership

By:	Viking Asset Management, LLC
Its: Investment Advisor

By:	/s/ S. Michael Rudolph
Name:	S. Michael Rudolph
Title:	CFO & Managing Member

[Signature page to February 2009 Asset Sale Waiver and Consent]